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                             METRON TECHNOLOGY N.V.

                  1997 SUPERVISORY DIRECTORS' STOCK OPTION PLAN

                            ADOPTED ON APRIL 13, 1997

1.  PURPOSE.

         (a) The purpose of the 1997 Supervisory Directors' Stock Option Plan (the "Plan") is to provide a means by which each director ("COMMISSARIS") of Metron Technology B.V. (the "Company") who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Supervisory Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Supervisory Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to promote the strong financial performance and success of the Company.

2.  ADMINISTRATION.

         (a) The Plan shall be administered by the Supervisory Board of the Company (the "Supervisory Board") unless and until the Supervisory Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Supervisory Board may delegate administration of the Plan to a committee composed of one (1) or more members of the Supervisory Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Supervisory Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Supervisory Board. The Supervisory Board may abolish the Committee at any time and thereby automatically revest in the Supervisory Board the administration of the Plan.

3.  SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to options granted under the Plan shall not exceed in the aggregate two hundred twenty-five thousand (225,000)* shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

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*  75,000 shares originally authorized. 112,500 post the 3:2 split in April
1998. Increased by 112,500 in October of 1999 to 225,000 total.

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         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.  ELIGIBILITY.

    Options shall be granted only to Supervisory Directors of the Company.

5.  NON-DISCRETIONARY GRANTS.

         (a) Each person who is serving as a Supervisory Director on the date of adoption of the Plan by the Supervisory Board (the "Adoption Date") and each person who is subsequently first elected or appointed as a Supervisory Director after the Adoption Date shall automatically be granted, on the Adoption Date or the date of such initial election or appointment, if later, an option to purchase Fifteen Thousand (15,000) shares of common stock of the Company on the terms and conditions set forth herein (hereinafter, an "Initial Grant").

         (b) Each Supervisory Director who is reelected at each annual meeting of stockholders ("Annual Meeting"), commencing with the 1997 Annual Meeting, who has continuously served as a Supervisory Director for at least six (6) months prior to such Annual Meeting shall automatically be granted, on the date of such Annual Meeting, an option to purchase Three Thousand Seven Hundred Fifty (3,750) shares of common stock of the Company on the terms and conditions set forth herein (hereinafter, an "Annual Grant"). There shall be no limit to the number of grants any individual may receive pursuant to this subparagraph 5(b).

6.  OPTION PROVISIONS.

         (a) Each option shall be subject to the terms and conditions of this
Section 6, and the terms of a stock option agreement entered into with each optionee.

         (b) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ten (10) years from the date of grant ("Expiration Date"). If the optionee's service as a Supervisory Director or employee of or consultant to the Company or any Affiliate terminates for any reason (including, but not limited to, death, disability, involuntary and voluntary terminations), the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; PROVIDED, HOWEVER, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen
(18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Supervisory Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable as of the date of termination of all such service under the provisions of subparagraph 6(f).

         (c) The exercise price of each option shall be equal to one hundred percent (100%) of the Fair Market Value of the stock (as such term is defined in subparagraph 9(e)) subject to such option on the date such option is granted.

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         (d) The optionee may elect to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash at the time of exercise;

                  (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company's common stock; or

                  (iii) Payment by a combination of the methods of payment specified in subparagraph 6(d)(i) and 6(d)(ii) above.

         (e) An option shall not be transferable, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to a domestic relations order. In addition, an option may not be encumbered with a right of pledge or any other lien. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (f) The option shall vest and become exercisable in four (4) equal annual installments, measured from the date of grant, provided that the optionee has, during the entire period prior to such vesting installment date, continuously served as a Supervisory Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by such installment. Notwithstanding the foregoing, in the event the optionee's service as a Supervisory Director, employee of or consultant to the Company or any Affiliate is terminated for any reason other than a voluntary termination by optionee or a termination for cause, then the option shall, as of the date of such termination, immediately become vested and exercisable with respect to all of the shares subject to the option.

         (g) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(e), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then

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applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (h) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.  COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times in its authorized and unissued share capital and/or as shares held by the Company in its own share capital the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.  MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(e) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Supervisory Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company or its stockholders or any Affiliate, to remove any Supervisory Director pursuant to the Company's Articles of Association and the provisions of Netherlands law.

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         (c) No Supervisory Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Supervisory Director, or to evidence the removal of any restrictions on transfer, that such Supervisory Director make arrangements satisfactory to the Company to insure that the amount of any federal, state, local or foreign withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

         (e) As used in this Plan, "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

                  (i) if the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Supervisory Board deems reliable; or

                  (ii) in the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Supervisory Board; provided, however, that the Fair Market Value as expressed in U.S. Dollars shall never be less than the counter (foreign exchange) value of the nominal value as expressed in Dutch Guilders.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Supervisory Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash

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or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law, the time during which options outstanding under the Plan may be exercised shall be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event.

11. AMENDMENT OF THE PLAN.

         (a) The Supervisory Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent such approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

12. TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Supervisory Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 12, 2007. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         (c) The Plan shall terminate upon the occurrence of any of the events described in subparagraph 10(b) above.

13. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) The Plan shall become effective upon adoption by the Managing Board and by the Supervisory Board.

         (b) No option granted under the Plan shall be exercised or become exercisable unless and until the Plan is approved (or ratified) by the stockholders of the Company.

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